SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

FORTUNE FINANCIAL, INC.
(Debtor-in-possession as of February 28, 2003)
(Exact Name of registrant as Specified in its Charter)

Florida	000-6764	59-1218935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Way
Suite 210
Ponte Vedra Beach, Florida 32082
(Address of Principal Executive Offices)

(904) 285-1747
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     As previously reported on a Form 8-K filed on May 14, 2003, Fortune Financial, Inc. (“Fortune”) filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the “Court”) on February 28, 2003. The petition has been designated as Case Number 03-2026-3F1. Fortune continues to operate its business and manage its properties as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

     On May 16, 2003, Fortune submitted to the Court its required Monthly Financial Report for the period from April 1, 2003 to April 30, 2003 (the “Second Report”). A copy of the Second Report as filed with the Court (without exhibits) is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On June 17, 2003, Fortune submitted to the Court its required Monthly Financial Report for the period from May 1, 2003 to May 31, 2003 (the “Third Report”). A copy of the Third Report as filed with the Court (without exhibits) is attached hereto as Exhibit 99.2 and is incorporated herein by reference. On July 16, 2003, Fortune submitted to the Court its required Monthly Financial Report for the period from June 1, 2003 to June 30, 2003 (the “Fourth Report,” together with the Second Report and Third Report, the “Reports”).

A copy of the Fourth Report as filed with the Court (without exhibits) is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

     The data and information contained in the Reports are presented in a form prescribed by the Bankruptcy Code and for a period shorter or otherwise different than is required for reports filed pursuant to the Securities Exchange Act of 1934. Such information was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. The Reports were not prepared for the purpose of providing a basis for an investment decision in Fortune's common or preferred stock or debt. Fortune cautions investors that an investment in any of its securities is highly speculative.

     Fortune filed its Plan of Reorganization of Fortune Financial, Inc. (the “Plan”) and related disclosure statement (the “Disclosure Statement”) with the Court on June 17, 2003. Fortune believes existing equity securities, including its preferred and common stock, have and will have no value and accordingly the Plan does not provide Fortune’s existing equity holders with any distributions, including any interest in the reorganized Fortune. The Plan provides for the cancellation of all of Fortune’s common and preferred stock on the confirmation date.

     The hearing on adequacy of the information contained in the Disclosure Statement is set for October 2, 2003 at 9:30 a.m. Accordingly, the Disclosure Statement has not yet been approved as containing adequate information and no deadlines for balloting on the Plan have been set. Also, the hearing on considering confirmation of the Plan will not be set until after the Disclosure Statement is approved as containing adequate information.

     Due to material uncertainties, it is not possible to predict the length of time that Fortune will operate under Chapter 11 protection, the outcome of such case, the effect of the proceedings on the business of Fortune or the potential for recovery by its creditors.

     Complete copies of Fortune's informational filings made with the Court, including the Reports attached as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K, and the Plan and the Disclosure Statement are available to the public at the office of the Clerk of the Bankruptcy Court, 300 North Hogan Street, Suite 3-350, Jacksonville, Florida 32202. The main telephone number for the Clerk's office in Jacksonville is (904) 232-2852. The complete Reports and the Plan and the Disclosure Statement can be ordered by calling Judicial Research and Retrieval Services, Inc. at (904) 356-9110.

Item 7. Financial Statements and Exhibits

(c) Exhibits

	Exhibit Number	Description
	99.1	Monthly Financial Report of the period from April 1, 2003
to April 30, 2003, as filed with the United States
Bankruptcy Court for the Middle District of Florida,
Jacksonville Division, in Jacksonville, Florida on May 16,
2003, excluding exhibits.

	99.2	Monthly Financial Report of the period from May 1, 2003
to May 31, 2003, as filed with the United States Bankruptcy
Court for the Middle District of Florida, Jacksonville
Division, in Jacksonville, Florida on June 17, 2003,
excluding exhibits.

99.3	Monthly Financial Report of the period from June 1, 2003
to June 30, 2003, as filed with the United States Bankruptcy
Court for the Middle District of Florida, Jacksonville
Division, in Jacksonville, Florida on July 16, 2003,
excluding exhibits.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE FINANCIAL, INC.

Date: August 6, 2003	By: /s/ J. JOHN WORTMAN
J. John Wortman
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Monthly Financial Report of the period from April 1, 2003
to April 30, 2003, as filedwith the United States
Bankruptcy Court for the MiddleDistrict of Florida,
Jacksonville Division, in Jacksonville, Florida on May 16,
2003, excluding exhibits.

99.2	Monthly Financial Report of the period from May 1, 2003
to May 31, 2003, as filed with the United States Bankruptcy
Court for the Middle District ofFlorida, Jacksonville
Division, in Jacksonville, Floridaon June 17, 2003,
excluding exhibits.

99.3	Monthly Financial Report of the period from June 1, 2003
to June 30, 2003, as filed with the United States Bankruptcy
Court for the Middle District ofFlorida, Jacksonville
Division, in Jacksonville, Floridaon July 16, 2003,
excluding exhibits.